SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 21, 2001

                              THE AES CORPORATION
            (exact name of registrant as specified in its charter)


        DELAWARE                      001-12291                 54-1163725
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


                       1001 North 19th Street, Suite 2000
                           Arlington, Virginia 22209

          (Address of principal executive offices, including zip code)

              Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)

Item 5.   Other Events

     The AES Corporation is filing the Form of Supplemental Indenture between The AES Corporation and Bank One, National Association, attached as Exhibit 4.1 to this report and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

No.            Description
---            -----------
4.1            Form of Sixth Supplemental Indenture between The AES Corporation and Bank One, National Association



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE AES CORPORATION


Date: February 21, 2001                         By: /s/ William Luraschi
                                                  -----------------------------
                                                  Name: William Luraschi
                                                  Title: Vice President and
                                                         Secretary



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


                                 EXHIBIT INDEX

No.            Description
---            -----------
4.1            Form of Sixth Supplemental Indenture between The AES Corporation and Bank One, National Association




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